UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 4, 2014

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2014 at the Company’s principal executive offices located at 8840 Wilshire Blvd., 2nd Floor, Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of nine nominees to the Company’s Board of Directors to serve until the 2015 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Louis J. Grasmick, Earl M. (Duke) Collier, Jr., Gregory W. Schafer and Joshua Kazam;

2.

The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers;

4.	A non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers; and

5.	The approval of the Company’s 2012 Restated Equity Incentive Plan, as amended (the “2012 Plan”).

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 7,259,851 shares of the 11,703,774 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, Grasmick, Collier, Schafer, and Kazam, as directors of the Company to serve until the 2015 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	6,239,198	60,739	959,914
Linda Marbán, Ph.D.	6,286,745	13,192	959,914
David B. Musket	6,286,256	13,681	959,914
George W. Dunbar, Jr	6,286,256	13,681	959,914
Louis Manzo	6,286,962	12,975	959,914
Louis J. Grasmick	6,285,869	14,068	959,914
Earl M. (Duke) Collier, Jr.	6,286,256	13,681	959,914
Gregory W. Schafer	6,293,257	6,680	959,914
Joshua Kazam	6,286,350	13,587	959,914

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,245,955	13,876	20	0

3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,213,719	85,934	284	959,914

4.	The preferred frequency, on a non-binding advisory basis, of future non-binding advisory votes to approve the compensation of the Company’s named executive officers was “Three Years” as follows:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
4,953,496	39,437	1,293,005	13,999	959,914

5.	The 2012 Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,142,569	142,902	14,466	959,914

The stockholders recommended a non-binding advisory vote on the compensation of the Company’s named executive officers to occur once every three years. In light of the recommendation of the Board of Directors of the Company and in accordance with the voting results, the Company will include a non-binding advisory vote on the compensation of the Company’s named executive officers in its proxy materials once every three years until the next required non-binding advisory vote on the frequency of stockholder votes on the Company’s named executive officer compensation. The Company is required to provide stockholders the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the Company’s named executive officer compensation at least once every six years.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Capricor Therapeutics, Inc. 2012 Restated Equity Incentive Plan, as amended by the First Amendment, adopted February 12, 2014, and as further amended by the Second Amendment, adopted September 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014	Capricor Therapeutics, Inc.

	By:	/s/ Linda Marbán, Ph.D.
	Name:	Linda Marbán, Ph.D.
	Title:	President and Chief Executive Officer